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                                                                   Exhibit 99

                          NATIONSBANK, N.A.
 								MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1995-A
                     MAY 1, 1998 THROUGH MAY 31, 1998



A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance		                             				$303,441,223.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage	                             					28.11%
    (ii)  Class A-1 Notes Balance			                        			$85,300,000.00
    (iii) Class A-1 Notes Rate	                                  					5.7725%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage		                             				34.41%
    (ii)  Class A-2 Notes Balance			                       			$104,427,000.00
    (iii) Class A-2 Notes Rate		                                    				5.90%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage		                             				33.47%
    (ii)  Class A-3 Notes Balance		                       				$101,576,574.00
    (iii) Class A-3 Notes Rate		                                    				6.10%
(E) Class B Certificates
    (i)   Class B Certificates Percentage	                         					4.00%
    (ii)  Class B Certificates Balance				                   		$12,137,649.00
    (iii) Class B Certificates Rate			                               			6.35%
(F) Servicing Fee Rate			                                            			1.00%
(G) Weighted Average Coupon (WAC)						                                 8.51%
(H) Weighted Average Original Maturity (WAOM)			            			54.09 		months
(I) Weighted Average Remaining Maturity (WAM)			            			42.79 		months
(J) Number of Receivables					                                        	32,378
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage			              			2.00%
    (ii)  Reserve Account Initial Deposit				                 		$6,068,825.00
    (iii) Specified Reserve Account Balance (K(iii)(c)
            if 1.25% loss and delinq triggers hit -
            otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance	                     					2.00%
          (b) Percent of Remaining Pool Balance                    					3.25%
          (c) Trigger Percent of Remaining Pool Balance			           			6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance			                              			$40,944,969.01
(B) Total Note and Certificate Pool Factor				                    		0.1349354
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance				                                  		$0.00
    (ii) Class A-1 Notes Pool Factor		                          				0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance			                                  			$0.00
    (ii) Class A-2 Notes Pool Factor			                          			0.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance		                         				$28,807,320.01
    (ii) Class A-3 Notes Pool Factor                               $0.2836020
(F) Class B Certificates
    (i)  Class B Certificates Balance		                    				$12,137,649.00
    (ii) Class B Certificates Pool Factor		                     				1.0000000
(G) Reserve Account Balance				                               		$6,068,824.46
(H) Cumulative Net Losses for All Prior Periods			            			1,936,019.24
(I) Net Loss Ratio for Second Preceding Period	                    					2.66%
(J) Net Loss Ratio for Preceding Period                           						0.51%
(K) Delinquency Ratio for Second Preceding Period		                 				0.68%
(L) Delinquency Ratio for Preceding Period			                        			0.56%
(M) Weighted Average Coupon (WAC)			                                 			8.66%
(N) Weighted Average Remaining Maturity (WAM)			            			19.49 		months
(O) Number of Receivables			                                         			9,678

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                           						$3,512,273.82
    (ii)  Not Used			                                                 			0.00
    (iii) Repurchased Loan Proceeds Related to Principal			           			0.00
    (iv) Other Refunds Related to Principal	                        					0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections	                               					280,145.03
    (ii)  Repurchased Loan Proceeds Related to Interest            						0.00
(C) Weighted Average Coupon (WAC)			                                 			8.67%
(D) Weighted Average Remaining Maturity (WAM)				            		18.83 		months
(E) Remaining Number of Receivables				                               		9,096
(F) Delinquent Receivables
                                  				Dollar Amount 		      # Units
                                      -------------         -------
    (i)  30-59 Days Delinquent				          897,382   	2.40%   	222    	2.44%
    (ii)  60-89 Days Delinquent			         	140,758	   0.38%	    33    	0.36%
    (iii) 90 Days or More Delinquent	 	   		107,476	   0.29%	    23   		0.25%

(G) Repossessions
                                  				Dollar Amount 		      # Units
                                      -------------         -------
                                        				131,704   	0.35%	    21   		0.23%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Account Investment Income 				        		$28,366.93

(B) Aggregate Net Losses before Liquidation Proceeds
      and Recoveries for Collection Period				     		21,358.42
(C) Liquidated Receivables Information
    (i)   Not Used		                                  				0.00
    (ii)  Not Used		                                  				0.00
    (iii) Recoveries on Previously Liquidated
            Contracts				                          		25,141.54
(D) Aggregate Net Losses for Collection Period						(3,783.12)
(E) Actual Number of Days in Interest Period		          				31

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections			                      			$280,145.03
(B) Not Used		                                         				0.00
(C) Repurchased Loan Proceeds Related to Interest		    				0.00
(D) Recoveries from Prior Month Charge Offs			     			25,141.54
(E) Investment Earnings from the Reserve Account						28,366.93
(F) Total Interest Collections					                 	333,653.50

Principal:
(G) Principal Payments Received			             			$3,512,273.82
(H) Not Used	                                         					0.00
(I) Repurchased Loan Proceeds Related to Principal			   			0.00
(J) Other Refunds Related to Principal               						0.00
(K) Total Principal Collections			              			3,512,273.82

(L) Total Collections			                       			$3,845,927.32


II. DISTRIBUTIONS	 					                                       Per $1,000 of
-----------------                                         			Original Balance
                                                             -----------------
(A) Total Interest Collections				                		$333,653.50
(B) Servicing Fee 	                             					$34,120.81 	        	0.11

Interest						                                                		Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Interest Due			      			$0.00            		0
    (ii)  Class A-1 Notes Monthly Interest Paid
            (after reserve fund draw)						                0.00 		           0
                                                  -------------
    (iii) Class A-1 Notes Monthly Interest
            Shortfall (after reserve fund draw)	     					$0.00 		           0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due			      			$0.00 		           0
    (ii)  Class A-2 Notes Monthly Interest Paid
            (after reserve fund draw)						                0.00 	           	0
                                                   ------------
    (iii) Class A-2 Notes Monthly Interest
            Shortfall (after reserve fund draw)			     			$0.00 		           0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due				 	$146,437.21  		1.441643524
    (ii)  Class A-3 Notes Monthly Interest Paid
            (after reserve fund draw)				          		146,437.21 	 	1.441643524
    (iii) Class A-3 Notes Monthly Interest
                                                   ------------
            Shortfall (after reserve fund draw)     						$0.00            		0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due		$64,228.39 		 5.291666667
    (ii)  Class B Certificates Monthly Interest Paid
            (after reserve fund draw)			           			64,228.39  		5.291666667
                                                   ------------
    (iii) Class B Certificates Monthly Interest
            Shortfall (after reserve fund draw)	     					$0.00            		0
(G) Total Note and Certificate Interest Paid
      (after reserve fund draw)			               			$210,665.60
(H) Excess Interest				                            		$88,867.09

Principal
(I) Total Principal Collections			             			$3,512,273.82
(J) Draw on Reserve Fund for realized losses 	   					21,358.42
(K) Total Amount Available for Principal
     Distribution 			                             $3,533,632.24
                                                              		Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due			      			0.00 		           0
    (ii)  Class A-1 Notes Monthly Principal Paid
            (after reserve fund draw)				                		0.00 		           0
                                                   ------------
    (iii) Class A-1 Notes Monthly Principal
            Shortfall (after reserve fund draw)			      			0.00 		           0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due			      			0.00 		           0
    (ii)  Class A-2 Notes Monthly Principal Paid
            (after reserve fund draw)			                			0.00 		           0
                                                   ------------
    (iii) Class A-2 Notes Monthly Principal
            Shortfall (after reserve fund draw)			      			0.00 		           0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due	  	3,533,632.24  		34.78786595
    (ii)  Class A-3 Notes Monthly Principal Paid
            (after reserve fund draw)		        				3,533,632.24  		34.78786595
                                                  -------------
    (iii) Class A-3 Notes Monthly Principal
            Shortfall (after reserve fund draw)      						0.00 		           0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due		 				0.00 		           0
    (ii)  Class B Certificates Monthly Principal Paid
            (after reserve fund draw)	                					0.00 		           0
                                                   ------------
    (iii) Class B Certificates Monthly Principal
            Shortfall (after reserve fund draw)		      				0.00            		0
(P) Total Note and Certificate Principal Paid						3,533,632.24
(Q) Total Distributions	                      					3,778,418.65
(R) Excess Servicing Releases from Reserve
      Account to Servicer			                       			67,508.67
(S) Amount of Draw from Reserve Account				         		21,358.42
(T) Draw from Reserve Account plus Total
      Available Amount				                       		3,867,285.74

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
                                             				 Beginning           		End
                                               			of Period       		of Period
                                               -------------    -------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance				         $40,944,969.01 		$37,411,336.77
    (ii)   Total Note  and  Certificate Pool Factor	0.1349354 	     	0.1232902
    (iii)  Class A-1 Notes Balance	                   			0.00           		0.00
    (iv)   Class A-1 Notes Pool Factor		          		0.0000000      		0.0000000
    (v)    Class A-2 Notes Balance			                   	0.00 	          	0.00
    (vi)   Class A-2 Notes Pool Factor			          	0.0000000 	     	0.0000000
    (vii)  Class A-3 Notes Balance				          28,807,320.01 		 25,273,687.77
    (viii) Class A-3 Notes Pool Factor			          	0.2836020 	     	0.2488141
    (ix)   Class B Certificates Balance			     	12,137,649.00 		 12,137,649.00
    (x)    Class B Certificate Pool Factor	      			1.0000000      		1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)             				8.66%	          	8.67%
    (ii)   Weighted Average Remaining
             Maturity (WAM)                 				19.49 	months	  18.83 		months
    (iii) Remaining Number of Receivables			           	9,678 	         	9,096
    (iv)  Portfolio Receivable Balance	     			$40,944,969.01 		$37,411,336.77

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

(A) Beginning Reserve Account Balance						                    		$6,068,824.46
(B) Draw for Realized losses					                                 			21,358.42
(C) Draw for Servicing Fee			                                        					0.00
(D) Draw for Class A-1 Notes Interest Amount					                      			0.00
(E) Draw for Class A-2 Notes Interest Amount					                      			0.00
(F) Draw for Class A-3 Notes Interest Amount				                      				0.00
(G) Draw for Class B Certificates Interest Amount						                 		0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates		 						21,358.42
(I) Excess Interest			                                          					88,867.09
(J) Reserve Account Balance Prior to Release					              			6,136,333.13

(K) Reserve Account Required Amount						                       		6,068,824.46

(L) Final Reserve Account Required Amount					                 			6,068,824.46

(M) Reserve Account Release to Servicer					                      			67,508.67

(N) Ending Reserve Account Balance					                        			6,068,824.46

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds
      and Recoveries for Collection Period					                 			$21,358.42
(B) Liquidated Contracts
    (i)   Not Used			                                               					0.00
    (ii)  Not Used						                                               		0.00
    (iii) Recoveries on Previously Liquidated Contracts						     		25,141.54
(C) Aggregate Net Losses for Collection Period					             			(3,783.12)
(D) Net Loss Ratio for Collection Period (annualized)					          			-0.12%
(E) Cumulative Net Losses for all Periods					                			1,932,236.12
(F) Delinquent Receivables
	                               			Dollar Amount 		      # Units
                                   -------------         -------
    (i)  30-59 Days Delinquent		       		897,382 	  2.40%   	222      		2.44%
    (ii)  60-89 Days Delinquent	      			140,758 	  0.38%	    33      		0.36%
    (iii) 90 Days or More Delinquent		 		107,476 	  0.29%	    23      		0.25%

(G) Repossessions
                               				Dollar Amount 		      # Units
                                   -------------         -------
                                     				131,704   	0.35%    	21      		0.23%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance

    (i) Second Preceding Collection Period					                      			2.66%
    (ii) Preceding Collection Period					                            			0.51%
    (iii) Current Collection Period				                            				-0.12%
    (iv) Three Month Average (Avg(i,ii,iii))				                    				1.02%

(B) Ratio of Balance of Contracts Delinquent 60 Days or
      More to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period			                      					0.68%
    (ii) Preceding Collection Period	                               				0.56%
    (iii) Current Collection Period					                             			0.66%
    (iv) Three Month Average (Avg(i,ii,iii))				                     			0.63%

(C) Loss and Delinquency Trigger Indicator						        		Trigger was not hit


The undersigned officers of NationsBank, N.A., as servicer, pursuant to the Sale and Servicing Agreement hereby certify to the best of their knowledge and belief that the above information is true and correct.





/s/ William Kinyua           					/s/ Gregory R. Hackworth
------------------                ------------------------
    William Kinyua			    	           	Gregory R. Hackworth
    Vice President 	            	 	   Senior Vice President



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